Exhibit 10.4

EXECUTION COPY

AMENDMENT TO PLEDGE AGREEMENT

THIS AMENDMENT TO PLEDGE AGREEMENT (this “Amendment”) is dated as of August 28, 2009 and is entered into by and among each Pledgor named in the signature pages hereof (each a “Pledgor” and, collectively, the “Pledgors”) and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), acting with the consent of the Required Lenders. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

WHEREAS, the each of the Pledgors entered into that certain Pledge Agreement (as in effect on the date hereof immediately before giving effect to the Amended and Restated Credit Agreement, the “Original Pledge Agreement”) dated as of April 5, 2007;

WHEREAS, Pacer International, Inc. (“Pacer”), the other borrowers party thereto, the lenders party thereto, the Swing Line Lender and L/C Issuers party thereto, and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of the date hereof (the “Amended and Restated Credit Agreement”) amending and restating the Credit Agreement dated as of April 5, 2007, among Pacer, the lenders party thereto, the L/C Issuers, the Swing Line Lender and the Administrative Agent, as amended by that certain First Amendment and Waiver Agreement dated as of June 29, 2009 (as amended, amended and restated, renewed, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, it is a condition precedent to the effectiveness of the Amended and Restated Credit Agreement that each Pledgor amend the Original Pledge Agreement as provided for herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO ORIGINAL PLEDGE AGREEMENT

1.1 Amendments to the Recitals.

(a) The second paragraph of the Original Pledge Agreement is hereby amended by deleting the parenthetical “(the “Borrower”)” and replacing it with “(“Pacer”)”.

(b) The third paragraph of the Original Pledge Agreement is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

“WHEREAS, it is a condition precedent to the Borrowings and issuances of Letters of Credit under the Credit Agreement and to the extension of Bank Products that each Pledgor enter into this Agreement and grant to the Administrative Agent, for itself and for the ratable benefit of the other Secured Parties, the security interests hereinafter provided to secure the Secured Obligations.”

1.2 Amendment to Section 1: Definitions; Interpretation. Section 1 of the Original Pledge Agreement is hereby amended by:

(a) deleting the definitions of “FX/Cash Management Agreement” and “Swap Contract” in their entirety;

(b) replacing the words “the Borrower” in the definition of “Secured Obligation” with the word “the Borrowers”; and

(c) replacing clause (ii) and clause (iii) in the definition of “Secured Obligation” in their entirety with the following new clause (ii):

“and (ii) to a Lender and any of its Affiliates (or any Lender (or an Affiliate of such a Lender) at the time any Bank Product Obligations were incurred but has ceased to be a Lender (or whose Affiliate has ceased to be a Lender) under the Credit Agreement) arising under any Bank Product”.

1.3 Amendment to Section 4: Covenants. Section 4 of the Original Pledge Agreement is hereby amended by replacing the words “any Swap Contract or FX/Cash Management Agreement” with the words “any agreement relating to any Bank Product”.

1.4 Amendment to Section 5(a): Distributions and Voting Prior to an Event of Default. Section 5 of the Original Pledge Agreement is hereby amended by adding the following proviso at the end of clause (i) thereto:

“; provided, however, that all such amounts shall be deposited pursuant to a lockbox or other arrangement reasonably satisfactory to the Administrative Agent into a Dominion Account in accordance with Section 2.14 and Section 8.02(d) of the Credit Agreement”.

1.5 Amendment to Section 5(e): Appointment of Administrative Agent as Attorney-in-Fact. Section 5(e) of the Original Pledge Agreement is hereby amended by replacing the words “any Swap Contract or any FX/Cash Management Agreements” therein with the words “any agreement relating to any Bank Product”.

1.6 Amendment to Section 8(b): Proceeds Account. Section 8(b) of the Original Pledge Agreement is hereby amended by replacing the words “any Swap Contract or any FX/Cash Management Agreements” therein with the words “any agreement relating to any Bank Product”.

1.7 Amendment to Section 10: Certain Waivers. Section 10 of the Original Pledge Agreement is hereby amended by:

(a) replacing the words “the Borrower” in clause (c)(i) thereto with the words “the Borrowers”

(b) replacing the words “the Borrower’s” in clause (c)(iii) thereto with the words “any Borrower’s”;

(c) replacing the words “the Borrower” in clause (c)(vii) thereto with the words “any Borrower”;

(d) replacing each occurrence of the words “the Borrower” in clause (d) thereto with the words “any Borrower”;

(e) replacing each occurrence of the words “the Borrower” in clause (e) thereto with the words “any Borrower”;

(f) replacing the words “the Borrower” in clause (f) thereto with the words “any Borrower”; and

(g) replacing each occurrence of the words “the Borrower” in clause (g) thereto with the words “the Borrowers”

1.8 Amendment to Section 11: Notices. Section 11 of the Original Pledge Agreement is hereby amended by deleting the words “in the case of the Swap Obligation Providers, to the addresses or telecopier numbers specified in the respective Swap Contracts, and in the case of FX/Cash Management Obligation Providers, to the addresses or telecopier numbers specified in the respective FX/Cash Agreements” and replacing such words with the following:

“and in the case of any Bank Product, to the addresses or telecopier numbers specified the applicable agreement relating to such Bank Product”.

1.9 Amendment to Section 13(b): Indemnification. Section 13(b) of the Original Pledge Agreement is hereby amended by replacing the words “the Borrower” in clause (ii) thereof with the words “any Borrower”.

1.10 Amendment to Section 24: Termination. Section 24 of the Original Pledge Agreement is hereby amended by replacing the words “termination of all Swap Contracts, termination of all FX/Cash Management Agreements” therein with the words “termination of any agreement relating to any Bank Product”.

SECTION II. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent:

A. Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Pledgors and the Administrative Agent.

B. Amended and Restated Credit Agreement. The Amended and Restated Credit Agreement shall have become effective in accordance with its terms.

SECTION III. REPRESENTATIONS AND WARRANTIES

A. Corporate Power and Authority. Each Pledgor, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Original Pledge Agreement as amended by this Amendment (the “Amended Pledge Agreement”).

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Pledge Agreement have been duly authorized by all necessary action on the part of each Pledgor.

C. Binding Obligation. This Amendment and the Amended Pledge Agreement have been duly executed and delivered by each of the Pledgors party hereto and each constitutes a legal, valid and binding obligation of such Pledgor to the extent a party thereto, enforceable against such Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION IV. MISCELLANEOUS

A. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

B. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

C. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

THE PLEDGORS:	PACER INTERNATIONAL, INC.

INTERMODAL CONTAINER SERVICE, INC. (D/B/A HARBOR RAIL TRANSPORT)

MANUFACTURERS CONSOLIDATION SERVICE OF CANADA, INC.

PACER CARTAGE, INC.

PACER CONTAINER LINE, INC.

PACER TRANSPORTATION SOLUTIONS, INC.

PACER STACKTRAIN, INC.

PACER TRANSPORT, INC.

RAIL TO RAIL TRANSPORT, INC.

S & H TRANSPORT, INC.

	By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	Treasurer

CTP LEASING, INC.

	By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	President

OCEAN WORLD LINES, INC.

RF INTERNATIONAL, LTD.

S & H LEASING, INC.

	By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	Assistant Treasurer

PACER DISTRIBUTION SERVICES, INC

PDS TRUCKING, INC.

By:	/s/ Kent E. Prokop
Name:	Kent E. Prokop
Title:	President

Address for Notices for Pledgors: c/o Pacer International, Inc. 2300 Clayton Road, Suite 1200 Concord, CA 94520 Attention: Treasurer Telecopier: (925) 887-1565

BANK OF AMERICA, N.A.
As Administrative Agent

By:	/s/ John Mundstock
Authorized Signatory